Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Quarterly Report on Form 10‑Q for the quarterly period ended September 30, 2019 of Castle Biosciences, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Derek J. Maetzold, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 12, 2019	/s/ Derek J. Maetzold
Derek J. Maetzold President and Chief Executive Officer (Principal Executive Officer)